                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Current Report on Form 8-K dated August 25, 2003 for Reinsurance Group of America, Incorporated (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Greig Woodring, President and Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2003                 /s/ A. Greig Woodring
                                       -----------------------------------------
                                       A. Greig Woodring
                                       President and Chief Executive Officer